Exhibit 10.18

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of the 1st day of September 2025, is made by and between Liberty Defense Technologies, Inc., a Massachusetts corporation (the “Borrower”), and PFF, LLC, a Delaware limited liability company (the “Lender”).

RECITALS

A.            Lender and Borrower entered into a Loan and Security Agreement dated as of August 19, 2024 (as amended through the date hereof, the “Agreement”) pursuant to which Lender has agreed to extend credit to Borrower, and Borrower has agreed to obtain credit from Lender, on the terms and conditions set forth in such Agreement.

B.            Borrower has requested that Lender make certain modifications to the Agreement, including extending the Maturity Date, and Lender has consented to such request subject to the execution of this Amendment and the satisfaction of the conditions specified herein.

C.            Borrower and Lender now desire to execute this Amendment to set forth their agreements with respect to the modifications to the Agreement.

D.            The indebtedness and other obligations of Borrower under the Agreement are guaranteed by Liberty Defense Holdings, Ltd. (the “Guarantor”) pursuant to an Unconditional Guaranty dated August 19, 2024 (the “Guaranty”) made by the Guarantor for the benefit of Lender.

E.            The Guarantor has consented to the modifications set forth herein and expressly agrees that such modifications shall not affect the Guarantor’s obligations under the Guaranty.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

SECTION 1.    Definitions. Capitalized terms used in this Amendment and not defined herein are defined in the Agreement.

SECTION 2.    Amendments to Agreement. The Agreement is hereby amended as follows:

2.1.        Amendments to Section 1.      Section 1 of the Agreement is amended as follows:

2.1(a). Maturity Date. The definition of the term Maturity Date is hereby amended and restated in its entirety as follows:

“Maturity Date” shall mean May 31, 2026. The Maturity Date shall automatically renew for one-year periods unless Lender has notified Borrower at least 90 days in advance of the current Maturity Date that Lender, in its sole discretion, is electing not to extend the Maturity Date.

2.2         Amendments to Section 3. Section 3 of the Agreement is amended as follows:

2.2(a). Section 3.2(a). Section 3.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

(a)         Borrower shall pay to Lender a monthly commitment fee on the first day of each calendar month equal to the product of 0.083% multiplied by the dollar amount in the definition of Maximum Facility applicable for such month with respect to the line of credit loan.

SECTION 3.    Representations and Warranties of Borrower. Borrower represents and warrants to Lender that:

(a)          It has the power and authority to enter into and to perform this Amendment, to execute and deliver all documents relating to this Amendment, and to incur the obligations provided for in this Amendment, all of which have been duly authorized and approved in accordance with Borrower’s organizational and governing documents;

(b)         This Amendment, together with all documents executed pursuant hereto, shall constitute when executed the valid and legally binding obligations of Borrower in accordance with their respective terms;

(c)          Except with respect to events or circumstances occurring subsequent to the date thereof and known to Lender, all representations and warranties made in the Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

(d)         Borrower’s obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Agreement or any of the other Loan Documents;

(e)          As of the date hereof, Borrower has no offsets or defenses against the payment of any of the Obligations.

SECTION 4.   Waiver of Claims. As a specific inducement to Lender without which Borrower acknowledges Lender would not enter into this Amendment and the other documents executed in connection herewith, Borrower hereby waives any and all claims that it may have against Lender, as of the date hereof, arising out of or relating to the Agreement or any other Loan Document whether sounding in contract, tort or any other basis.

SECTION 5.    Conditions of Effectiveness. This Amendment shall become effective when, and only when, Borrower has executed and completed this Amendment, has executed and completed a replacement Note form and substance acceptable to Lender, such original, executed documents have been delivered to Lender, and Borrower has paid to Lender the modification fee described in Section 6 and has reimbursed Lender for Lender’s costs and expenses incurred in connection with this Amendment, at which time this Amendment shall be deemed effective as of the date set forth in the first paragraph of this Amendment.

SECTION 6.    Miscellaneous.

6.1.        Reference To Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement” and each reference in the other Loan Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

6.2.        Effect on Loan Documents, and Accrued and Unpaid Interest, Fees and Other Charges. Except as specifically amended above, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, all Collateral given to secure the Obligations of Borrower under the Agreement and the other Loan Documents prior to the date hereof does and shall continue to secure all Obligations of Borrower under the Agreement, as amended hereby and the other Loan Documents, and, except as provided in the Agreement and the other Loan Documents, no such Collateral shall be released until all conditions to such release contained in the Loan Documents are satisfied. Any interest, fees and other charges due under the Agreement which have accrued and remain unpaid as of the effective date of this Amendment shall be paid on the next succeeding date that any such charge which has accrued on or after the effective date of this Amendment is due under the Agreement, as amended hereby, unless any such charge is discontinued by this Amendment, in which event Borrower shall pay the accrued and unpaid portion thereof upon execution of this Amendment. Lender may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Lender shall send a copy of any such modification to Borrower (which notice may be given by electronic mail).

6.3.        No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6.4.        Costs, Expenses and Taxes. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto.

6.5.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to conflict of law provisions.

6.6.        Counterparts. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which together constitute one and the same agreement.

6.7.         Electronic Signatures and Records. Notwithstanding any other provision herein, Borrower agrees that this Amendment, at Lender’s option, may be in the form of an electronic record and, at Lender’s option, may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Lender of a manually signed Amendment which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be signed by their duly authorized representatives under seal all as of the day and year first above written.

Liberty Defense Technologies, Inc.,
a Massachusetts corporation

By:	/s/ William Frain
Name:	William Frain
Title:	CEO

PFF, LLC, a Delaware limited liability company

By:	/s/ Suzanne Martinez Hoilman
Name:	Suzanne Martinez Hoilman
Title:	CFO

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